UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 18, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On November 18, 2013, the Tesoro Logistics LP (the “Partnership”) issued a press release announcing the commencement of a registered underwritten public offering of 6,300,000 common units representing limited partner interests in the Partnership. The press release related to this announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities of the Partnership.

Item 8.01	Other Events

As previously reported in a Current Report on Form 8-K filed on November 18, 2013, the Partnership has entered into a Contribution, Conveyance and Assumption Agreement under which Tesoro Refining and Marketing Company LLC (“TRMC”) has agreed to contribute, through Tesoro Logistics GP, LLC and the Partnership to Tesoro Logistics Operations LLC, certain assets and properties previously acquired by TRMC, or certain of its subsidiaries.

The unaudited pro forma condensed combined consolidated financial statements and accompanying notes of the Partnership as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, are attached as Exhibit 99.2 hereto.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012, a copy of which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits.

99.1	Press release announcing launch of notes offering issued on November 18, 2013.

99.2	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: November 18, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its general partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of the Exhibit
99.1	Press release announcing launch of notes offering issued on November 18, 2013.

99.2	Unaudited pro forma condensed combined consolidated financial information of the Partnership as of and for the nine months ended September 30, 2013 and for the year ended December 31, 2012.

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